Exhibit 99.3



                             ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of November 8, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series 2006-20, pursuant to a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement") dated as of November 8, 2006, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, effective as of November 8, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of October 26, 2006, whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference number is FXCWL0620 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, the Confirmation supplements, forms a part of, and is subject to, an agreement in the form of the 1992 Multicurrency - Cross-Border Master Agreement published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from November 8, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect

Remaining Party's obligation to pay the Upfront Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement and its liability under this Assignment Agreement and under the Swap Contract Administration Agreement shall be as set forth in the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such personal liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; and (c) recourse against BNY shall be limited to the assets available under the Swap Contract Administration Agreement or the pooling and servicing agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-20 dated as of October 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement").

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. Following the assignment of the Assigned Transaction pursuant to the terms hereof, the Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;

      (c) Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;



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

      (d) All governmental and other consents that are required to have been obtained by it with respect to this Assignment Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (e) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      7. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Leon Daniels, Jr., with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWABS, Series 2006-20 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

      Address:          383 Madison Avenue, New York, New York  10179
      Attention:        DPC Manager - 36th Floor
      Telex No.         212-272-5823

      copy to:          One Metrotech Center North, Brooklyn, New York  11201
      Attention:        Derivative Operations - 7th Floor
      Telex No:         212-272-1634

      such other address as may be hereafter furnished in writing to Assignor and Assignee.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

      The Bank of New York



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

      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 501536
      Attn: Kevin Flynn 212-815-6436
      Fax:  212-815-3986

      11. Optional Termination. In connection with the optional termination of the trust fund pursuant to Section 9.01 of the Pooling and Servicing Agreement, with effect following all distributions on the final Distribution Date under the Pooling and Servicing Agreement (such date, the "Optional Termination Distribution Date"):

      (a) (1) (A) Assignee hereby assigns all of its rights and delegates all of its liabilities and obligations to Countrywide Home Loans, Inc., (for purposes of this Section 11 "CHL") and CHL hereby assumes all of Assignee's rights, liabilities, and obligations, under the Assigned Transaction and the Confirmation arising after the final distributions on the Optional Termination Distribution Date (such transaction and confirmation, collectively, the "New Assigned Transaction") and (B) Remaining Party hereby consents to such assignment, delegation and assumption;

            (2) Remaining Party and CHL agree to enter into the New Assigned Transaction as evidenced by a confirmation (the "New Confirmation") such New Confirmation evidencing a complete and binding agreement between Remaining Party and CHL and such New Confirmation will constitute a Confirmation (as that word is defined in the New Agreement, defined below) that supplements, forms a part of, and is subject to, an agreement (the "New Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the date Remaining Party and CHL enter into the New Assigned Transaction Remaining Party and CHL had executed an agreement in such form, but without any Schedule (as that word is defined in the New Agreement) except for the elections made therein. Remaining Party and CHL further agree that such New Confirmation shall have substantially identical terms to the Assigned Transaction and Confirmation.

      (b) Remaining Party and Assignee are each released and discharged from further obligations owed under and in respect of the Assigned Transaction and their respective rights against each other thereunder are cancelled;

      (c) Remaining Party and CHL hereby agree that the Confirmation shall be amended as follows:

            (1) the definition of Notional Amount in the Confirmation shall be deleted in its entirety and replaced with the following:



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

                  "With respect to each remaining Calculation Period the amount set forth for such period in Schedule A attached hereto multiplied by a factor, determined at the time of the Optional Termination, equal to the quotient of (i) the Notional Amount for the Calculation Period ending on or about the Optional Termination Distribution Date (which, for the avoidance of doubt, was an amount equal to the lesser of
                  (a) the amount set forth for such period in Schedule A attached hereto and (b) the aggregate Certificate Principal Balance of the Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates immediately prior to the Optional Termination) divided by (ii) the corresponding amount set forth for such Calculation Period in Schedule A attached hereto."

            (2) Section 5 of the Confirmation shall be deleted in its entirety.

      (d) Remaining Party hereby agrees that CHL may do one of the following with the New Assigned Transaction and the New Confirmation:

            (i) retain such New Assigned Transaction and New Confirmation;

            (ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction and the New Confirmation to a third party, such assignment and delegation to be effective upon the receipt of written consent thereto from Remaining Party (in its sole and absolute discretion); or

            (iii) terminate the New Assigned Transaction by giving three Business Days' prior written notice to Remaining Party (the "Optional Swap Termination"). In connection with the Optional Swap Termination, if any, a termination payment (if any) shall be payable by CHL or Remaining Party, as applicable, as determined by the Calculation Agent by the application of Section 6(e)(ii) of the ISDA Form Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment. The exercise of the right to terminate under this provision shall not be an Event of Default under any of the other Transactions between CHL and Bear Stearns Financial Products Inc. For purposes of the Optional Swap Termination, CHL shall be the sole Affected Party.

      (e) If CHL exercises its right to retain the New Assigned Transaction and New Confirmation pursuant to Section 11(d)(i) of this Assignment Agreement, then Remaining Party has the right to do one of the following with the New Assigned Transaction and the New
            Confirmation:

            (i) retain such New Assigned Transaction and New Confirmation;

            (ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction to a subsidiary of The Bear Stearns Companies, Inc. without the consent of CHL; or

            (iii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction to a third party with the consent of CHL;

            provided, however, that if Remaining Party exercises its right to assign the Assigned Transaction under (ii) or (iii) above the assignee shall be an entity that (1) has executed an ISDA Master Agreement with CHL, (2) has executed an Item 1115 Regulation AB Agreement with CHL and (3) agrees to accept all of the terms and conditions of the Assigned Transaction and New Confirmation without amendment or supplement.

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.



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

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                  COUNTRYWIDE HOME LOANS, INC.



                                  By:  /s/ Michael W. Schloessmann
                                       ---------------------------
                                  Name:    Michael W. Schloessmann
                                  Title:   Managing Director


                                  THE BANK OF NEW YORK, AS SWAP CONTRACT
                                  ADMINISTRATOR FOR CWABS, INC. ASSET-BACKED
                                  CERTIFICATES SERIES 2006-20



                                  By:  /s/ Matthew Sabino
                                       --------------------------
                                  Name:    Matthew Sabino
                                  Title:   Assistant Treasurer


                                  BEAR STEARNS FINANCIAL PRODUCTS INC.



                                  By:  /s/ F. Scott Herman
                                       --------------------------
                                  Name:    F. Scott Herman
                                  Title:   DPC Manager



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